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THE REVOLUTION IS HERE:
AI-Powered Preventative Personal Security

Our Bond - NASDAQ: OBAI

2026-08-27 Webinar: Creation Of A New Market

Forward-looking statements disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the caption “Item 1A. Risk Factors” in Part II of our most recent Quarterly Report on Form 10-Q, or under the caption “Item 1A. Risk Factors” in Part I of our Annual Report on Form 10-K, and in our other filings with the SEC, copies of which are available on the SEC's website at www.sec.gov. Our Bond, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise that occur after the date of this release, except as required by law.

OBJECTIVE:

Review recent news and put it in strategic perspective

AGENDA:

- **THE DIFFERENCE BETWEEN A NEW PRODUCT AND A NEW MARKET**
- **THE IMPORTANCE OF REFERENCES IN EACH MARKET**
- **THE IMPORTANCE OF PREDICTABLE PRODUCT RESULTS**
- **BOND STATUS**
- **Q&A**

Creation of a new MARKET vs. a new PRODUCT

bond

1. **Introduction of a new product into an existing market implies**
   A. That the customers already recognize the need for the product
   B. They are used to purchasing it
   C. They have existing budgets and procurement processes
   D. They are used to using it
   E. Limited market education is required. The vendor who brings the new product says, my product is faster, cheaper or has more functionality.

2. **Creation of a new market implies:**
   A. That market-education is required
   B. Customers are not yet familiar with the consumption of such a product/service
   C. There are no procurement processes or budget
   D. The sales cycles are longer

THE IMPORTANCE OF REFERENCES

1. **Most companies do not purchase new products unless two conditions are met:**
    A. Other companies that they view as references in their own market already purchased the product
    B. The early adopters are experiencing predictable positive results.

2. **Companies do not view early adopters from other markets as references**
    A. A bank will not view a transportation company as a legitimate reference
    B. A company that brings to market a new product – and even more so, a company that creates a new market/category – must win references in each sector:
        i. Retail
        ii. Banking
        iii. Airlines
        iv. Healthcare
        v. Cities
        vi. Universities
3. **Winning the first reference in a sector is very important and very difficult**
4. **It is also very meaningful and potentially very valuable**

Bond Gradually Wins Reference Customers in Key Verticals.

The Largest Companies In The World Offer Bond To All Types Of Employees

Recently, Bond secured new customers in important new verticals:

- **Cities that purchase Bond for all Residents**
- **Cities who purchase Bond for all city workers**
- **Real Estate Brokerages**

1 of the 3 largest global	employers
1 of the 3 largest global	revenue-producing companies
1 of the 3 largest global	smartphone vendors
1 of the 3 largest global	retailers
1 of the 3 largest global	media and entertainment companies
1 of the 3 largest global	tele-communications companies
1 of the 3 largest global	sports apparel companies

Plus, hospitals, banks, airlines, real estate brokerages, private equity and venture capital firms, universities and cities

THE IMPORTANCE OF PREDICTABLE RESULTS

1. Early Majority Customers need to be confident that they'll get predictable positive results.
2. In order to trust that results are predictable, they'll need to speak with various references in their own market, or see a credible third-party report
3. Bond now has this condition achieved:

EY Research Concludes:

Bond's Preventative Personal Security Services
Generate Positive ROI for Corporations
By Offering Bond as an Employee Benefit to All Employees

Average annual benefit per employee: $181–$280

Reminder of recent Bond milestones

bond

Customer References:

- **City of 270,000 signs contract to offer Bond service to all residents**
- **City of Jerusalem signs contract to offer Bond service to all 10,000 city workers**
  - Having earlier successfully concluded a pilot that covered both residents and city workers
- **An international university signs contract to offer Bond services to all students**
- **Leading real estate brokerage signs contract to offer Bond services to all agents**

Predictable Results:

- **EY Publishes research regarding Bond ROI whereby corporations that offer the Bond service to all employees should expect and annual ROI of $181-$278**

References coupled with predictable results drive inflection

New Technologies Adoption Life Cycle [Geoffrey Moore]


EARLY MARKET
THE CHASM
MAINSTREAM MARKET
Bond Status
TECH ENTHUSIASTS
VISIONARIES
PRAGMATISTS
CONSERVATIVES
SKEPTICS
INNOVATORS
2.5%
EARLY
ADOPTERS
13.5%
EARLY
MAJORITY
34%
LATE
MAJORITY
34%
LAGGARDS
16%

Bond Announces Major Presence at Global Security Exchange 2026 in Atlanta

Bond to Showcase AI-Powered Preventative Personal Security, Highlight Major Global Customers and EY Research, and Co-Sponsor Women in Security and NextGen Awards with Amazon

NEW YORK, [DATE], 2026 — Bond, the leader in AI-powered Preventative Personal Security (PPS), today announced a major presence at **Global Security Exchange (GSX) 2026**, taking place September 13–16 in Atlanta. GSX is one of the world's premier gatherings of security professionals, corporate security leaders and innovators.

As part of its growth strategy, Bond will showcase how its AI-powered Preventative Personal Security platform is being deployed by some of the world's largest companies and leaders in their respective industries to help protect employees and other stakeholders.

Bond will also highlight recently released research by EY examining the economic impact and return on investment associated with Bond. The research represents an important catalyst for the emerging Preventative Personal Security category by demonstrating that advances in AI, technology and security operations can make dramatically enhanced personal security not only scalable, but economically compelling for large organizations.

Democratizing Personal Security:

New Paradigm of **AI-Powered Preventative Personal Security for All**

Bond is your Personal Security Companion 24/7 Everywhere
You Are Never Alone Again





DASHBOARD
LOCATION SERVICES
Hi Lisa,
In New York, NY
VIEW
PREVENTATIVE SERVICES
Ready An Agent
Track Me On The Go
Send Me A Car
Roadside Assistance
Video Monitor Me
Security Check
Telemedicine
Bodyguard
Chat
Call
Video
URGENT SERVICES
SOS
DIAL 911
SIREN

> 1.25 million security service request handled, including >10,000 emergencies and life saving situations

Question & Answer Session

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THANK YOU!

NASDAQ: OBAI

e-mail:
InvestorRelations@OurBond.com